    As filed with the Securities and Exchange Commission on December 3, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: December 3, 2001
                       (Date of earliest event reported)



                    SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                      000-20870               87-0467198
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)



                  2101 South Arlington Heights Road, Suite 150
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
              (Registrant's telephone number including area code)

                                      n/a
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On December 3, 2001, SAI issued the following press release:

       SECURITY ASSOCIATES INTERNATIONAL TO CONSOLIDATE CENTRAL STATIONS

Arlington Heights, IL December 3, 2001 - Security Associates International, Inc. (AMEX: SAI), one of the largest wholesale security alarm monitoring companies in the United States, today announced the commencement of a consolidation of its monitoring operations from six central stations to two fully redundant technically advanced "host" centers located in Arlington Heights, IL and Pompano Beach, FL. The consolidations are expected to be completed by March 2002 and continue the implementation of SAI's new strategic plan designed to develop the most advanced monitoring and service centers in the industry.

New capital raised in transactions with Security Village.com/Fomart, Ltd. and EGI-Fund (01) Investors L.L.C. will continue to be invested in new technologies such as networking applications and "web" based products that will support the consolidations and allow our dealers to view real time mission critical information.

"We are excited with the progress the Company is making implementing our new strategic plan. At the core of our new strategy is a commitment to provide our dealers with a well-designed, quality focused and economical platform of support for their businesses. We remain confident that current and prospective dealers will soon see the competitive benefits of the investments made in our central stations", stated SAI's Chief Executive Officer Ray Gross.

Mr. Gross continued, " In addition to strengthening our operating structure, these initiatives are expected to result in improved operating margins in the coming quarters."

SAI provides security alarm monitoring services to residences and businesses, including more than 350,000 subscribers, through a nationwide network of 2,500+ independent security alarm installing and servicing dealers; the largest independent dealer network in the country.

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," "plans," "expects" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. The Company undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.




Investor Relations Contact:            Industry Contact:
John Aneralla                          Steve Rubin
Buttonwood Advisory Group, Inc.        Security Associates International, Inc.
Phone:  (800) 940-9087                 Phone:  (800) 323-7601

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Security Associates International, Inc.
                                                     (Registrant)


                                     By:  /s/  Raymond Gross
                                        ----------------------------------------
                                     Raymond Gross
                                     President, Chief Executive Officer


Date: December 3, 2001